Tyler J. Anderson, ISB No. 6632
Matthew J. McGee, ISB No. 7979
MOFFATT, THOMAS, BARRETT, ROCK &
FIELDS, CHARTERED
101 S. Capitol Blvd., 10th Floor
Post Office Box 829
Boise, Idaho 83701
Telephone (208) 345-2000
Facsimile (208) 385-5384
tya@moffatt.com
mjm@moffatt.com
25854.0000

Attorneys for Defendant/Counterclaimant

IN THE DISTRICT COURT OF THE FOURTH JUDICIAL DISTRICT

OF THE STATE OF IDAHO, IN AND FOR THE COUNTY OF ADA

IDAHO STATE GOLD COMPANY II, LLC, an Idaho limited liability company, Plaintiff/Counterdefendant, vs. SOUTH MOUNTAIN MINES, INC., Defendant/Counterclaimant.	Case No. CVOC-2015-10506 **JUDGMENT**

JUDGMENT IS ENTERED AS FOLLOWS:

All claims and causes of action that were or might have been asserted in this case against defendant South Mountain Mines, Inc. and counterdefendant Idaho State Gold Company II, LLC are hereby dismissed with prejudice. Plaintiff/counterdefendant and defendant/ counterclaimant shall bear their own costs and attorney fees.

DATED this 9th day of November, 2016.

Signed: 11/9/2016 10:37 AM

Jason D. Scott
District Court Judge

CLERK'S CERTIFICATE OF SERVICE

I HEREBY CERTIFY that on this 9th day of November, 2016, I caused a true and correct copy of the foregoing **JUDGMENT** to be served by the method indicated below, and addressed to the following:

Eric B. Swartz
JONES & SWARTZ, PLLC
623 W. Hays St.
Boise, ID 83702-5512
Facsimile (208) 489-8988
Email: eric@jonesandswartzlaw.com
Attorneys for Plaintiff/Counterdefendant

( ) U.S. Mail, Postage Prepaid
( ) Hand Delivered
( ) Overnight Mail
( ) Facsimile
(X) E-Mail

Tyler J. Anderson, ISB No. 6632
Matthew J. McGee, ISB No. 7979
MOFFATT, THOMAS, BARRETT, ROCK & FIELDS, CHARTERED
101 S. Capitol Blvd., 10th Floor
Post Office Box 829
Boise, Idaho 83701
Facsimile (208) 385-5384
Email: tya@moffatt.com
Email: mjm@moffatt.com
Attorneys for Defendant/Counterclaimant

( ) U.S. Mail, Postage Prepaid
( ) Hand Delivered
( ) Overnight Mail
( ) Facsimile
(X) E-Mail

CLERK OF THE DISTRICT COURT
FOURTH ★ JUDICIAL ★ DISTRICT
ADA COUNTY, IDAHO

Signed: 11/9/2016 11:36 AM
Clerk of the Court